UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2018

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Notes Underwriting Agreement

On January 18, 2018, Buckeye Partners, L.P. (“Buckeye”) and Buckeye GP LLC (the “General Partner”) entered into an underwriting agreement (the “Notes Underwriting Agreement”) with Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as underwriters (collectively, the “Notes Underwriters”), that provided for the issuance and sale by Buckeye, and the purchase by the Notes Underwriters (the “Notes Offering”), of $400.0 million aggregate principal amount of Buckeye’s junior subordinated notes due 2078 (the “Notes”). The Notes Offering was registered under the Securities Act pursuant to a shelf registration statement on Form S-3 (File No. 333-221438). The Notes Offering is scheduled to close on January 22, 2018, subject to customary closing conditions.

The Notes Underwriting Agreement requires Buckeye to indemnify the Notes Underwriters and certain of their affiliates against certain liabilities or to contribute to payments the Notes Underwriters may be required to make because of such liabilities.

Buckeye intends to use the net proceeds from the Notes Offering in addition to the net proceeds from the offering of 4.125% senior notes due 2027 issued on November 20, 2017 (i) to repay borrowings under its revolving credit facility and (ii) for general partnership purposes, which may include, among other things, repayment of indebtedness, acquisitions, capital expenditures and additions to working capital.

The disclosure contained in this Item 8.01 does not purport to be a complete description of the Notes Underwriting Agreement and is qualified in its entirety by reference to the Notes Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated as of January 18, 2018, among Buckeye Partners, L.P., Buckeye GP LLC and Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as underwriters

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	/s/ Todd J. Russo
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated January 19, 2018